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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report         (Date of earliest event reported)         March __, 2000

                          In Store Media Systems, Inc.
             (Exact name of Registrant as Specified in its Charter)

         Nevada                     0-26799                     84-1249735
(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

15423 East Batavia Drive, Aurora, Colorado                        80011
 (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code      (303) 364-6550

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

      The Company recently announced that Donald P. Uhl has been appointed by the Board of Directors as President, replacing Everett Schulze, Jr. The Company also named three new directors. Attached is the press release announcing the change in management.


Item 7.  Exhibits

      99.1     Press Release of March 13, 2000


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                                                                    Exhibit 99.1


In Store Media Systems, Inc. (OTC Other: ISMS) announced today that Donald P. Uhl was appointed President and Chairman at a meeting of the Company's Board of Directors on March 8, 2000.

The Company's Directors also filled three vacancies on the Company's Board. Joining the Board were Thomas Y. Gorman, the Company's Chief Financial Officer; Lawrence P. Mortimer, the Company's Senior VP of Marketing/Sales; and Michael T. Mozer, outside Director and President of Morris & Mozer Financial, Inc.

Mr. Gorman's experience prior to joining the Company was international financing of beverage can plants in South America, Eastern Europe and Russia.

Mr. Mortimer's prior experience was as senior management in the coupon industry, first with Actmedia, Inc. and then News America Marketing, Inc.

Mr. Mozer is an attorney specializing in the placement of senior debt and project financing transactions. Prior to co-founding his firm, he was a senior executive with Dougherty Funding, LLC.

Mr. Everett E. Schulze, Jr. formerly the President/CEO and Chairman is not currently participating in the Company's day-to-day operations for health reasons. Mr. Schulze remains a member of the Board of Directors.

Mr. Uhl said, "We are pleased to add the depth of management experience of these seasoned executives to the Company's Board. The Company continues to move rapidly forward to the first installations of its coupon systems later this year and we look forward to the rapid recovery of Everett Schulze, the Company's founder."

ABOUT IN STORE MEDIA SYSTEMS:

In Store Media Systems is the manufacturer and operator of its patented, in-store, closed-loop electronic consumer-interactive kiosk, the Coupon Exchange Center(TM). In Store Media has also developed a proprietary in-lane, electronic coupon clearing system. The In$taClearing(TM) will clear, right at checkout, virtually all coupons distributed by manufacturers, replacing the current manual clearing procedure which can take over 45 days. Both systems are designed to operate in supermarkets and other retail locations across the country.

ISMS earns revenues from national packaged goods manufacturers who pay to have their products promoted in the store where they are sold and to have their paper coupons efficiently cleared right in the store where they are redeemed.


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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IN STORE MEDIA SYSTEMS, INC.

Date:  March 31, 2000                  By: /s/ Donald P. Uhl
                                          --------------------------------
                                          President and
                                          Chief Executive Officer


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